Q1 FY 2011 EARNINGS February 17, 2011 Exhibit 99.2 © 2011 Brocade Communications Systems, Inc. Page 1 of 41

Prepared comments provided by Rob Eggers, Investor Relations
Thank you for your interest in Brocade’s Q1 Fiscal 2011 earnings presentation, which includes prepared remarks, slides, and a press release detailing fiscal first quarter 2011 financial results. The press release was issued shortly after 1:00 p.m. Pacific time on February 17, 2011, via Marketwire. The press release, along with these prepared comments and slides, has been made available on Brocade’s Investor Relations website at www.brcd.com and has been furnished to the SEC on Form 8-K.

Cautionary Statements and Disclosures
This presentation includes forward-looking statements regarding Brocade’s financial results, plans and business outlook as well as worldwide SAN, Ethernet and Federal government IT spending, which are only predictions and involve risks and uncertainties such that actual results may vary significantly. These and other risks are set forth in more detail in our Form 10-K for the fiscal year ended October 30, 2010. These forward-looking statements reflect beliefs, assumptions, outlook, estimates and predictions as of today, and Brocade expressly assumes no obligation to update any such forward-looking statements.
In addition, this presentation includes various third-party estimates regarding the total available market and other measures, which do not necessarily reflect the views of
Brocade. Further, Brocade does not guarantee the accuracy or reliability of any such information or forecast.
Certain financial information is presented on a non-GAAP basis. The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided in the accompanying press release, which has been furnished to the SEC on Form 8-K and posted on Brocade’s website, and is included in the appendix to this presentation.
Please see risk factors on Form 10-K filed with the SEC
© 2011 Brocade Communications Systems, Inc.

Agenda Prepared comments followed by live Q&A call Richard Deranleau CFO Mike Klayko CEO © 2011 Brocade Communications Systems, Inc. Page 3 of 41

Today’s prepared comments include remarks by Mike Klayko, Brocade’s CEO, regarding the company’s quarterly results, its strategy and a review of operations, as well as industry trends and market/technology drivers related to its business; and by
Richard Deranleau, Brocade’s CFO, who will provide a financial review.
A live question-and-answer conference call will be webcast beginning at 2:30 p.m. Pacific time on February 17 at www.brcd.com and will be archived on Brocade’s Investor Relations website for approximately 12 months. Participants are invited to submit questions via email at ir@brocade.com up to 60 minutes prior to the conference call and to ask live questions during the call.

Fiscal 2011: Q1 Earnings Mike Klayko, CEO © 2011 Brocade Communications Systems, Inc. Page 4 of 41

Prepared comments provided by Mike Klayko, CEO

Q1 Executive Summary
Q1 Results
• $546M revenues, up 1.2% Yr./Yr.
• $0.12 non-GAAP EPS* (diluted)
Business Highlights
• Highest end-user demand for SAN
• SAN product revenue grew 4.9%
Qtr./Qtr. driven by Director/Server
• Ethernet product revenue grew
32% Yr./Yr. led by EMEA and APAC
• Operating cash flows of $118M,
up 11% Qtr./Qtr.
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Quarterly Revenues
$539M
$501M
$504M
$550M
$546M
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
© 2011 Brocade Communications Systems, Inc.

Brocade reported Q1 revenues of $546M and non-GAAP diluted earnings per share (EPS) of $0.12, which exceeded our prior guidance range of $0.09 to $0.10 for the quarter. Our revenues in the quarter represented a 1.2% increase year-over-year
(Yr./Yr.) and a slight decrease sequentially as expected, following an all-time record revenue quarter in Q4 FY10.
A highlight in Q1 was our ability to maintain momentum in our Ethernet products revenue, which was up 32% Yr./Yr. fueled by growth in EMEA and Asia Pacific (APAC) in terms of geographies. In addition, we saw strong traction in the Service Provider and
Enterprise businesses in terms of customer segments.
Another highlight was the performance of our storage area networking (SAN) products revenue, which was up approximately 5%
sequentially. Specifically, we are seeing healthy end-user demand for our SAN products as customers continue to invest in their data center networking infrastructures to address IT imperatives such as server virtualization sprawl and private cloud initiatives. These dynamics are also having a positive impact in our Director and Server products businesses. As servers run more virtual machines, the connection rate to storage increases and the demand for SAN switching increases. In Q1, Brocade generated its second-highest Director product revenue,  its highest Server product revenue and record sell-through or end-user demand for its SAN business.

Brocade FY 2011 Playbook
1. Differentiate through Innovation
2. Grow the Ethernet Business
3. Maintain SAN Leadership
4. Generate More Awareness
5. Be an Employer of Choice
6. Grow Top-Line Profitably
© 2011 Brocade Communications Systems, Inc.

Last quarter I discussed our FY 11 Playbook. I will now take a closer look at our Q1 performance according to the FY
11 Playbook fundamentals:
1. Differentiate through Innovation
2. Grow the Ethernet Business
3. Maintain SAN Leadership
4. Generate More Awareness
5. Be an Employer of Choice
6. Grow Top-Line Profitably

1. Differentiate through Innovation
Brocade One
™
Strategy
•
Unmatched simplicity
•
Non-stop networking
•
Application optimization
•
Investment protection
Brocade MLXe
with 100 GbE
Brocade VDX
™
6720
Data Center Switches with
Brocade VCS technology
BROCADE
Brocade One in Action
Brocade One in Action
© 2011 Brocade Communications Systems, Inc.

Brocade introduced the Brocade One™ strategy to help us align our innovation priorities with four key customer imperatives that we believe are essential for success in IT today: Unmatched simplicity, non-stop networking, application optimization and investment protection. Two of the best recent examples of Brocade One “in action” are the Brocade VDX™ 6720 Data
Center Switch powered by Brocade VCS™ technology and the Brocade MLXe Core Router, which establishes industry benchmarks for performance, scalability and investment protection for service provider and data center networks. I will provide a brief progress update on each platform.

BROCADE VDX™ CLOUD NETWORKING NOW HAS AN ETHERNET FABRIC

CTOEDGE
Winner
Top Enterprise
IT Products
2010
from ITBUSINESSEDGE

BROCADE

“Most Important Enterprise IT Product of 2010” © 2011 Brocade Communications Systems, Inc. Page 8 of 41

(1)
http://www.cio.gov/documents/25-Point-Implementation-Plan-to-Reform-Federal%20IT.pdf
Award-Winning Brocade VDX 6720/ Brocade VCS Technology:
Brocade VCS technology to enable a new category of data center networks, or Ethernet fabrics, that are purpose-built to help our customers simplify their network architectures and manage the rampant growth of server virtualization inside of their data centers. This is a critical technology building block towards highly automated, private cloud architectures that many customers are evaluating today.
The initial reception of the Brocade VDX 6720 from customers, industry pundits and other luminaries has been very positive.
Customers who are evaluating an Ethernet fabric solution have told us, “If you are building a cloud environment, you must start with the assumption that it will need an Ethernet fabric as its foundation”. We are also proud of the fact that CTOEdge named the Brocade VDX 6720 the “Most Important Enterprise Product for 2010,” pointing out that “this offering heralds a change in the way we think about managing data centers for years to come.” We also received favorable feedback about
Ethernet fabrics from the CIO of the United States government, Vivek Kundra, as part of a larger discussion on data center consolidation strategies and cloud computing best practices. These two topics are top-of-mind for Mr. Kundra, as evidenced by their prominence in his “25 Point Implementation Plan to Reform Federal Information Technology Management”.
In terms of key metrics, Q1 saw Brocade winning some significant deals for the Brocade VDX 6720 at large enterprise customers in a number of targeted vertical markets; energy, high-tech, media and communications. These customers have already deployed their Brocade VDX 6720 switches into production environments in high-performance, low-latency top-of-
rack switch configurations with plans to migrate to Ethernet fabric clusters later. These early customers helped the Brocade
VDX 6720 surpass our goals for Q1 in both unit shipments and revenue. In future quarters, we expect to leverage our time-
to-market advantage in this category.
We designed  the Brocade VDX 6720 Switch and
(1)

MLXe The fastest name in 100 GbE

2010 TMC INTERNET TELEPHONY® PRODUCT OF THE YEAR

BROCADE®

© 2011 Brocade Communications Systems, Inc. Page 9 of 41

          The IP/Ethernet networking world is also dealing with massive scale in terms of global digital data and private network/Internet traffic growth. The proliferation of connected mobile devices, the rapid adoption of public cloud computing services, the migration toward next-generation 4G cellular as well as IPv6 technologies are some of the factors driving customers to either upgrade or refresh their service provider and data center networks today.
The Brocade MLXe Core Router, which was named the “Product of the Year” by Internet Telephony magazine, is designed to tackle these challenges, offering industry-leading 1/10/100 Gigabit Ethernet (GbE) wire-speed density, high reliability, and cost-saving operational efficiency for the world’s most demanding networks.
Award-Winning Brocade MLXe
Core Router:

CERN Accelerates Scientific
Innovation with MLXe Routers
”
“
—Jean-Michel Jouanigot, Communications
Systems Group Leader, IT Department, CERN
Excels in one of the world’s most rigorous testing environments
Brocade’s MLXe was the only product that
met our stringent requirements (we test
prod`ucts to destruction), and not only
delivers a solution to meet our immediate
needs but also gives us a platform to 100
GbE when the time is right. I do not see our
appetite for data waning in the future, so
with the addition of the MLXe in our
environment, I am confident we have a
blueprint for success.
© 2011 Brocade Communications Systems, Inc.

One such example is our Q1 win at CERN, one of the most respected scientific research organizations in the world. CERN is using the
Brocade MLXe to manage a networking environment that generates more than 15 petabytes of data every year. Further, we are extremely proud of this win because the Brocade MLXe was able to out-perform all other competing solutions in a rigorous testing process that is recognized as one of the most thorough and demanding in the scientific community.

IPv4 Address Exhaustion
Opportunity for IPv6-certified Brocade MLXe core routers
Source: American Registry for Internet Numbers
2008 2009 2010 2011
688
654 654
570
537
503
436 436
369
268
235
117
0
Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Feb
Available Free Pool of IPv4 Addresses
from the Internet Assigned Numbers Authority
as of February 3, 2011
The last blocks of
IPv4 addresses were
distributed to each
Regional Internet
Registry on 2/3/11
© 2011 Brocade Communications Systems, Inc.

As customers and the industry make the transition to IPv6 technology, which has garnered significant media attention recently, the high-performance and reliability of the Brocade MLXe will be vital. Industry experts say that IP addresses available through IPv4 are nearly exhausted. This is hastening the migration to IPv6 among service providers and enterprises alike. The Brocade MLXe is one of a comprehensive set of IPv6-certified products that Brocade offers to simplify this migration for customers, without compromising performance levels. It is yet another example of how we’re applying the Brocade One strategy to solve the most critical problems our customers face.

2. Grow the Ethernet Business
•
32% Yr./Yr. growth in
Ethernet products revenue
•
Nearly 50% sequential
growth in EMEA
•
Double-digit growth in
APAC
•
315 Elite and Premier
global channel partners
Strong performance drives growth
© 2011 Brocade Communications Systems, Inc.

In Q1, our Ethernet products revenue grew more than 32% Yr./Yr. and total Ethernet revenue (products and services) was up almost 23% Yr./Yr. Other positive signs include Q1 being the best quarter in winning new Ethernet customer accounts since we started to track and report on this metric. EMEA was a particular area of strength for us with the highest growth ever in terms of new Ethernet accounts and nearly 50%
sequential growth in terms of Ethernet products revenue. APAC had double-digit sequential growth in Q1, and was up over 65% Yr./Yr.
Consistent with our prior guidance for the quarter, the Federal Ethernet business in Q1 was down sequentially, but was up more than 22% on a Yr./Yr. basis. Our non-Federal Ethernet business in the
Americas was up 37% on a Yr./Yr. basis.

Channel Partner Momentum John McHugh, Chief Marketing Officer Barbara Spicek, VP of Worldwide Channels © 2011 Brocade Communications Systems, Inc. Page 13 of 41

Overall, I am pleased with our execution in our Ethernet business, which is a key success factor in Brocade being able to grow our top-line profitably. We will continue to enhance existing business initiatives and introduce new ones to drive growth in this market. Focusing on channel partner success is one example of this, because it is a critical go-to-market route for the
Ethernet business.
In Q1, Brocade successfully recruited an additional 11 Elite and Premier channel partners to our Alliance Partner Network
(APN), giving us a total of 315 such partners globally, adding to the almost 7000 Select partners in the program. We also introduced a number of new and enhanced APN program features that are designed specifically to educate, train and certify our partners to better address data center, virtualization and cloud computing business opportunities.
Brocade’s channel programs received significant industry recognition in this quarter when CRN Magazine, a high-profile publication aimed at resellers, named Vice President of Worldwide Channels Barbara Spicek and Chief Marketing Officer
John McHugh among its “Top 100 Most Influential Executives”.

3. Maintain SAN Leadership
•
Record SAN sell-through in Q1
•
Record quarter for Server product revenue
•
110% sequential growth for
10 GbE-based convergence
products
Driving innovation and growth in converged networking
Brocade Brocade
MLX MLX
FC iSCSI NAS FCoE
Brocade Brocade
DCX DCX
SAN
© 2011 Brocade Communications Systems, Inc.

Maintaining Brocade’s leadership in the SAN market is just as important as growing our Ethernet Business. Brocade continues to demonstrate leadership and generate momentum in the storage networking industry in both the traditional Fibre Channel market as well as the emerging converged networking market.
Our strength in the SAN products business is reflected in the Q1 results with approximately 5% growth sequentially and an all-
time record in terms of sell-through following a very good Q4 FY10.
It is also reflected in the momentum of our Director and Server products businesses, which both experienced very strong demand in Q1 including a record quarter for the Server products.
Additionally, we are showing good progress in sales of our Ethernet fabric products supporting multiple and converged protocols. These products include the Brocade 8000 FCoE Switch, the Brocade 1010/1020 Converged Network Adapters
(CNAs), Brocade VDX 6720 and embedded FCoE blades. The sales of these 10 GbE-based convergence products in Q1 was up approximately 110% sequentially and more than 320% Yr./Yr., showing that customers are turning to Brocade to connect their servers, both physical and virtual, to shared storage, regardless of technology or protocol.  We are committed to providing leadership in this emerging category.

Brocade Leading Fibre Channel
Transformation
Industry’s first end-to-end 16 Gbps product portfolio
•
Unmatched Simplicity: Integrated
compression, encryption, and routing
•
Investment Protection: Upgrade
existing SAN infrastructure
•
Non-Stop Networking: Field-proven
“five nines” availability
8-slot and 4-slot
Backbones
48-port 1U
16 Gbps
Fabric Switch
Mezzanine
16 Gbps HBAs
© 2011 Brocade Communications Systems, Inc.

Getting back to Fibre Channel, this technology continues to be, by a wide margin, the preferred protocol to provide shared storage for server virtualization and desktop virtualization. In fact, the rapidly growing adoption for both server and desktop virtualization is a driving force toward continually faster connections in Fibre Channel technology. Brocade again expects to lead this technology transition with our plans to introduce a full suite of next generation 16 Gbps products and solutions from server adapters, embedded and fabric switches to directors/backbones later this year.
Another proof point of the relative health of the Fibre Channel business is the fact that our OEM partners are continuing to invest in Fibre Channel technology. In addition, most industry research firms who track the Fibre Channel market are predicting growth in 2011 and well beyond, which supports our belief that this market is healthy and growing.

twitter
ethernetfabric
Realtime results for ethernetfabric

Jason Nolet on the New Brocade VDX 6720 Data Center Switches
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JASON NOLET
VP, Data Center and Enterprise Networking Group

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VP & CMO

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4. Generate More Awareness © 2011 Brocade Communications Systems, Inc. Page 16 of 41

One focus area in our FY 11 Playbook is our goal to generate broader global awareness of Brocade as a complete networking solutions provider and not just the leading “SAN company”. In fact, one of the goals of our Brocade One strategy is to demonstrate that Brocade is leading the transformation of the network in all areas of IT with the goal of helping our customers transition smoothly to a world where information and applications can reside anywhere.
We have focused our global marketing and corporate communications efforts on high-impact programs to accomplish this.
Driving industry thought-leadership with contributions from across the company is an example. In the technology arena, this is exemplified by our recent efforts to promote Ethernet fabrics as the de facto
category name for next-generation, flat Layer
2 networks for virtualized data centers. In the non-technology realm, Brocade being awarded the prestigious “Pinnacle Grand
Prize” by the Association for Financial Professionals for our innovative process to converge strategic liquidity planning with enterprise risk management is another recent example of our thought-leadership.
Finally, our company-wide use of social media to communicate directly to all our key audiences including customers, partners, investors and employees is an example of how Brocade is specifically leveraging the power of networking to generate awareness. Please take a look at our social media campaigns and assets for yourselves at
brocade.com/socialmedia.

BROCADE

FORTUNE®

100 BEST COMPANIES TO WORK FOR

2011

BROCADE
VDX
CLOUD NETWORKING NOW HAS AN ETHERNET FABRIC
BROCADE

WELCOME
TO BROCADE
WELCOME
TO BROCADE

5. Be an Employer of Choice 5. Be an Employer of Choice © 2011 Brocade Communications Systems, Inc. Page 17 of 41

Another important focus area in the FY 11 Playbook is our goal to be an “employer of choice”. We received an important industry validation when Fortune Magazine, for the second year in a row, named Brocade as one of the “100 Best Companies to Work
For”. The Fortune 100 list is based on direct feedback from our employees who gave us high marks in the areas of innovation, fostering a professional team environment, community giving, compensation, and flexible work environment. In the spirit of using social media more, I encourage you to view my short video about the Fortune 100 award at
www.youtube.com/watch?v=yZFrd7yvNCI.

6. Grow Top-Line Profitably
•
32% growth Yr./Yr. in the Ethernet
products revenue
•
All-time record quarter of SAN
sell-through
•
320% growth Yr./Yr. in converged
networking products
•
Delivered higher EPS than outlook
Q1 2011 Summary
© 2011 Brocade Communications Systems, Inc.

Overall, I am pleased with our performance in Q1 and with our ability to execute thus far to our
FY 11 Playbook, including growing the top-line profitably. Again, this quarter’s highlights include:
•32% growth in the Ethernet products revenue Yr./Yr. led by strength in EMEA, APAC and our Service Provider businesses;
•All-time record quarter in terms of sell-through in our SAN products business including a record in our Server products revenue;
•Good traction in sales of our converged networking products with
320% growth Yr./Yr. and 110% growth sequentially;
•Delivered non-GAAP EPS of $0.12 which topped our guidance of $0.09 to $0.10 for the quarter.

Q1 FY 2011 Financials Richard Deranleau, CFO © 2011 Brocade Communications Systems, Inc. Page 19 of 41

Prepared comments provided by Richard Deranleau, CFO

Financial Highlights
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Growing the top-line profitably and reducing term debt
Q1 11
Revenues
Overall revenue $546M
SAN sell-through Record quarter
Ethernet revenue +32% Yr./Yr.
Profitability
Non-GAAP EPS* (diluted) $0.12
GAAP EPS (diluted) $0.06
Generating Cash/Reducing Debt
Operating cash flow $118M
Total debt payments $40M
Term loan down to $311M at end of Q1 11
© 2011 Brocade Communications Systems, Inc.

Brocade executed well in Q1, achieving revenues of $546M which was up 1.2% Yr./Yr. and down slightly Qtr./Qtr., in line with the guidance we shared with you on our last earnings call. Storage demand was very strong in Q1 with SAN sell-through reaching an all-time high for the company. Storage product revenues were up 4.9% Qtr./Qtr., in a quarter when OEM partners reduced their inventory positions as expected. OEM inventories are now at their lowest since Q4 09.  Ethernet product revenues were up 32.2% Yr./Yr. driven by growth across all geographies.  Ethernet product revenues were down 11.5%
Qtr./Qtr. from our all-time record revenue in Q4 driven by lower Federal spending, consistent with our prior guidance.
Non-GAAP earnings per share on a diluted basis was $0.12 for Q1, which includes a benefit from a lower-than-expected US
Federal tax rate resulting from the passage of the R&D tax credit bill.  Excluding this benefit our non-GAAP EPS for Q1 would have been $0.11, which is higher than the guidance we provided of $0.09 to $0.10 for the quarter. We generated $118M in operating cash flow in Q1, the highest cash generation since Q4 09, which we used to pay down our term loan and to build our cash balance.

Key Financial Metrics
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
Revenue
$539M $501M $504M $550M $546M
Sequential growth
3.4% (7.1)% .5% 9.3% (0.8)%
Year-over-year growth 25.0%
(1)
(1.1)% 2.1% 5.5% 1.2%
Non-GAAP gross margin*
64.9% 62.7% 60.4% 62.3% 62.0%
Non-GAAP operating margin*
26.0% 20.5% 17.3% 20.4% 17.1%
Non-GAAP EPS*—diluted
$0.19 $0.13 $0.13 $0.14 $0.12
GAAP EPS—diluted
$0.11 $0.05 $0.05 $0.05 $0.06
(1) Acquisition of Foundry in December 2008
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Managing the business to our 2-year target model
© 2011 Brocade Communications Systems, Inc.

Turning first to revenues, Q1 revenues were $546.0M in a quarter where we saw good execution across our business segments and particularly in our EMEA and APAC geographies. Revenues came in near the high end of the guidance range we provided in our Q4 earnings call driven by strong storage demand and where both EMEA and APAC posted record percentage contribution of revenue for the company in Q1.
Storage product revenues were up 4.9% sequentially driven by higher director and server sales which were up 16% and
6%, respectively, compared to Q4. Ethernet product revenues were down 11.5% sequentially driven by lower Federal revenue as expected, partially offset by growth in the international regions led by EMEA.  We continue to see progress in our Ethernet sales investments and are pleased with the improvements and growth in both EMEA and APAC this quarter.
Global Services revenues were down 3.6% sequentially driven by associated lower Ethernet support revenue. OEM inventory levels exiting the quarter were down to about two weeks of supply, as expected, as OEMs trimmed their inventory entering the seasonally slower quarters of the year.
Non-GAAP Gross Margins of 62.0% were at the high end of our guidance range of 61.5% to 62.0% for the quarter driven by the strong storage performance. Non-GAAP gross margins in the quarter were comfortably within our 2-year target model range of 61% to 63%.
Non-GAAP operating margins were 17.1%, above the guidance we gave of 15% to 16% for the quarter, and in our 2-year target model range of 17% to 20%. The sequential decline in operating margins was driven by slightly lower gross margins and higher operating expenses as a percentage of revenue driven by our sales and marketing investments over the past two quarters. Q1 non-GAAP operating expenses were higher as a percentage of revenue at 44.9%, but lower than the guidance of 46% to 47% for the quarter.
The Q1 11 effective non-GAAP tax rate was 15.9% and effective GAAP tax benefit was (26.6%).  Both tax rates reflect the benefit from the US R&D tax credit that was approved during Q1 by the US Congress.
Looking to the Balance Sheet, we repaid $39.7M of our senior secured debt of which $30.0M was in excess of the mandatory amount due, bringing our acquisition term debt down to approximately $311M. Total Q1 diluted shares were
491M shares and within our expected range when we provided our outlook for the quarter. We did not repurchase any stock during the quarter.

Revenue: SAN, Ethernet, and Global Services SAN growth offset lower Federal Ethernet revenue © 2011 Brocade Communications Systems, Inc. Page 22 of 41

Turning to revenues by business unit, our Storage product revenue was $331.2M in the quarter, an increase of 4.9%
sequentially. Storage represented 61% of revenues in Q1 versus 57% in Q4.
Our Ethernet product revenue was $126.1M in the quarter, a decrease of 11.5% sequentially. Ethernet product revenue represented 23% of total revenue versus 26% in Q4.
Our Global Services revenue was $88.7M in the quarter and represented 16% of revenues, down slightly versus 17% in Q4.
Global Services revenue was down  3.6% sequentially driven primarily by lower Ethernet support revenue.

$29.2
$95.4
$28.6
$128.1
$27.4
$122.1
$27.9
$142.6
$27.1
$126.1
Millions ($)
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Support
Products

Total Ethernet Business Revenue
Strong  year-over-year Ethernet revenue growth
$124.6
$156.7
$149.5
$170.5
$153.2 Total  +23%
Support  -7%
Products  +32%
Q1 Yr./Yr. Compares
© 2011 Brocade Communications Systems, Inc.

Looking at our Ethernet business, including hardware and Ethernet based support and services, Q1  revenues were
$153.2M up 23% Yr./Yr. and down 10% from our record quarter in Q4 10.
Our Federal Ethernet business was $20.4M, up 22% Yr./Yr. which was slightly higher than our previous guidance of $15-
20M for the quarter.  Non-Federal Ethernet revenue was also up 23% Yr./Yr. showing strength across our product portfolio and customer base.  The non-Federal Ethernet business growth was driven by strong performances in our international geographies led by the EMEA region. We saw good growth in our new accounts with both initial sales in the quarter as well as new customers from previous quarters returning and buying again. We also saw strong demand for our stackables in Q1, reaching a new record for Brocade for these products.

23% Growth Yr./Yr.
Millions ($)
$16.7
$24.8
$83.1
$43.6
$39.2
$73.9
$36.7
$31.5
$81.3
$39.2
$41.7
$89.6
$20.4
$39.3
$93.5
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Federal
Service Provider
Enterprise

Total Ethernet Business Revenue
By customer segment
Strong year-over-year growth across all customer segments
$124.6
$156.7
$149.5
$170.5
$153.2 Total  +23%
Federal  +22%
Service Provider +58%
Enterprise  +13%
Q1 Yr./Yr. Compares
© 2011 Brocade Communications Systems, Inc.

We were also very pleased with continued strength in our Service Provider and Enterprise segments in Q1. Revenue from customers that we have identified as service providers grew to now represent 26% of total Ethernet business and grew 5
Yr./Yr. reaching their 2nd highest revenue quarter for Brocade. Revenue from enterprise customers, excluding Federal, were up 4.4% sequentially and grew 12.5% Yr./Yr. Federal Ethernet business was down 48% sequentially but up 22%
Yr./Yr., consistent with the expectation set out on last quarter’s earnings call.
Ethernet ASP sequential declines were in the low single-digits, at the low end of the Q1 guidance.

$61.2
$353.6
$62.5
$281.8
$61.4
$292.6
$64.1
$315.8
3.4%
$61.6
$331.2
Millions ($)
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Support
Products

Total SAN Business Revenue
Quarter-over-quarter growth driven by Directors and Server products
$414.8
$344.3
$354.0
$379.9
$392.8
Total  -5%
Support +1%
Products  -6%
Q1 Yr./Yr. Compares
© 2011 Brocade Communications Systems, Inc.

Looking at our SAN business, including hardware and SAN based support and services, Q1 revenue of $392.8M grew 3.4%
from Q4.
Demand for Brocade’s leading SAN products was strong resulting in SAN product revenue of $331.2M in the quarter, up
4.9% sequentially. Increases in revenue across our director and server product families drove the overall SAN increase
Qtr./Qtr. We generated the 2nd
highest revenue quarter for directors and a record revenue quarter for our Server product group in Q1.
Our Server product group, including Embedded Switches, HBA’s, and Mezzanine Cards, posted record revenues of
$48.7M which was up 7.0% Yr./Yr. and up 6.4% from a strong Q4. Embedded Switches were up 5.7% sequentially while our host products including HBA’s and Mezzanine Cards were up nearly 200% Yr./Yr.
SAN ASP sequential declines were in the low single-digits, consistent with the prior quarter. -
As we look at our multi-protocol and converged networking products including the Brocade 8000, FCoE blades for our flagship DCX storage chassis, VDX switches and CNAs, total converged product revenue growth was more than 110%
sequentially. We feel that our product portfolio continues to demonstrate our leadership in multi-protocol and convergence solutions in the marketplace as networks evolve.

29%
37%
36%
39%
34%
17%
19%
20%
17%
19%
54%
44%
44%
44%
47%
Channel/Direct
Other OEM
10% Customers
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

Revenue: 10% Customers, Other OEM, Channel/Direct Higher mix of OEM revenue driven by overall mix to SAN business © 2011 Brocade Communications Systems, Inc. Page 26 of 41

In Q1, consistent with the prior quarters, Brocade had three customers that had revenue greater than 10%. EMC, IBM and
HP all contributed more than 10% of revenues individually. Collectively, our top three OEMs contributed 47% of revenues in Q1, up from 44% in Q4, and down from 54% in the year ago quarter. Other OEMs represented 19% of revenues in Q1 versus 17% in Q4. We saw very good growth from HDS and Dell in the quarter which drove this metric higher sequentiall
Channel and Direct were 34% of revenues in Q1, a decrease from 39% in Q4, reflecting the overall mix away from
Federal Ethernet business in the quarter to SAN and the OEM routes to market.

Segment Revenues and
Gross Margin Snapshot
Q1 11 vs. Q4 10 revenue mix and non-GAAP gross margin*
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Q4 10
Q1 11
Revenues by Segment ($M) Non-GAAP Gross Margin*
by Segment
Gross Margins: SAN strong; Ethernet down due to lower revenue
© 2011 Brocade Communications Systems, Inc.

Non-GAAP Gross Margins of 62.0% were at the high end of our guidance range of 61.5% to 62.0% for the quarter driven by the strong storage performance and down 30 basis points from Q4.
Q1 SAN gross margins, were 71.4% unchanged from Q4, reflecting a strong mix of director products that is typical in our
Q1. The higher mix of SAN products at an overall company level increased margins by approximately 75 basis points.
Q1 Ethernet non-GAAP gross margins were 46.7%, down from 47.8% in Q4. The lower Ethernet gross margins were primarily driven by lower volumes in the quarter. The impact of lower Ethernet gross margins on overall company gross margins was approximately -25 basis points in Q1. We continue to be focused on our Ethernet gross margin initiatives outlined during our Analyst Day and expect to see improvements again in the 2nd half of 2011 to be within our Ethernet gross margin target exiting the year.
Global Services non-GAAP gross margins were 48.7% in Q1, down versus 53.7% in Q4 due to lower revenue and mix to lower margin support offerings. The impact of lower services gross margins on overall company gross margins was approximately -80 basis points in Q1.

Operating Expenses and Margins
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Non-GAAP Operating Margins*
Non-GAAP Operating Expenses*
as a Percentage of Revenues
2-year target operating
expense range: 43–44%
Operating margins within our 2-year target model
2-year target operating
margin range: 17–20%
© 2011 Brocade Communications Systems, Inc.

On a non-GAAP basis, total operating expenses were 44.9% of revenues in Q1 versus 41.9% in Q4. Operating expenses were better than our previous guidance range of 46% to 47% of revenues due, in part, to a slower hiring ramp than planned as well as some project spending that moved out of the quarter. The dollar increase in operating expenses sequentially reflects the investment in our sales organization made in Q4 as well as some additional investments in Q1.
We added 70 headcount in Q1, of which the majority was in Sales.
Non-GAAP operating margins were 17.1% in Q1, lower than our strong Q4 operating margins of 20.4% due to higher operating expenses and slightly lower gross margins in the quarter. Our 2-year target range of operating margins is 17%
to 20% and we plan to be at the low end of that range for the full year.

Balance Sheet and Cash Flow Highlights
as of January 29, 2011
Cash flows enable de-leveraging and reinvestment
* Note: Adjusted EBITDA is as defined in the term debt credit agreement
** Note: Giving effect to the McDATA convertible debt of $173M repaid on February 16, 2010
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
Cash from operations $69.1M $67.7M $55.3M $106.4M $118.2M
Capital expenditures $47M $62M $47M $46M $23M
Free cash flow $22M $6M $9M $61M $95M
Debt payments $506.5M $202.2M $30.6M $30.2M $39.7M
Cash, equivalents, and
short term investments
$328M** $290M $296M $336M $416M
Senior secured debt $1.04B $1.01B $0.99B $0.96B $0.92B
Adjusted EBITDA* $154.7M $116.4M $101.5M $127.7M $114.5M
Stock repurchase $0 $20M $5M $0 $0
Senior secured leverage ratio 1.99x 1.95x 1.97x 1.92x 2.0x
Covenant 2.5x 2.5x 2.5x 2.5x 2.5x
Fixed charge coverage ratio 2.0x 1.8x 1.7x 1.7x 1.8x
Covenant 1.25x 1.25x 1.25x 1.25x 1.5x
© 2011 Brocade Communications Systems, Inc.

Cash from operations was over $118M in Q1, our highest level since Q4 09 and better than our previous guidance.
Total capital expenditures in the quarter were $23M. Free cash flow was nearly $95M in the quarter, again the highest since Q4 09. Capital spending on the Company campus fell to approximately $2M in the quarter, reflecting the completion of the project with only minor final payments remaining through Q3 11.
Cash and equivalents grew to $416M, up $80M from $336M in Q4. In Q1, we reduced our debt principal by $39.7M including $30.0M in excess of the mandatory payment.
As we stated during our Analyst Day, we continue to focus on increasing operating cash flow and our priorities for cash will be focused on paying down our term debt first, continuing to build our cash reserves, and repurchasing stock on an opportunistic basis and subject to debt covenants.

Net Debt: Defined as Total Debt Less Total Cash Net-debt decreased by $570M from Q1 09 to Q1 11 More than 50% reduction in 2 years © 2011 Brocade Communications Systems, Inc. Page 30 of 41

Net Debt has declined from $1,073M at the end of Q1 09 to $503M at the end of Q1 11. This represents a $570M or 53%
reduction over the last two years, demonstrating Brocade’s ability to generate cash and reduce our long-term debt. Our term debt loan balance is now down to $311M.
Adjusted EBITDA in the quarter was $114.5M, which was down from the Q4 level of $127.7M. The Senior Secured
Leverage Ratio of 2.00x and the Fixed Charge Coverage Ratio of 1.80x are both within the covenant requirements of our term credit agreement.

Q2 2011 Planning Assumptions
IT market conditions
•
Macro economic conditions improving
•
Strength building in international IT spending
•
Federal spending improving
•
SAN revenue slightly better than typical seasonality
•
Expect to grow at least with market in Ethernet
ASP trends
•
Low single-digit declines in SAN pricing
•
Low to mid single-digit declines in Ethernet pricing
Taxes
•
Outlook tax rate does not include discrete items
•
Outlook tax rate includes R&D tax credit
OEM inventories
•
Expect to come down slightly exiting Q2
© 2011 Brocade Communications Systems, Inc.

Now, as we look forward to Q2 11, here are some things to consider in developing your financial models:
•
We continue to look at GDP and IT spending forecasts for next quarter and this year. Our current GDP growth assumptions have not changed since Analyst Day 2010 but we are seeing more positive signs as we enter our Q2.
•
We continue to monitor the strength of international markets, specifically Europe and Japan, and expect to see continued growth as these economies strengthen.
•
We are mindful of the ongoing Federal budget discussions but believe that we will see an improvement in the Federal spending in Q2.
•
Q2 SAN demand is historically down 6% to 8% and we expect Q2 11 revenue to be slightly better than historical performance.
•
We continue to expect improvements and growth in our Ethernet business as our new sales headcount becomes more productive.
•
We anticipate that our new VDX and VCS products will continue to ramp but will have minimal impact to revenue/gross margin in Q2.
•
We expect quarterly ASP declines in our SAN business to remain in the low-single digits. ASP declines in our Ethernet business are expected to be in the low to mid-single digits.
•
From a tax rate perspective, we do not forecast discrete events due to the inherent uncertainty of their timing, but have reflected the benefit of the passage of the R&D tax credit in our full year tax rate.
•
Regarding OEM inventory, we would expect OEM inventory levels to be flat to a slight decline in absolute dollar terms exiting Q2, given that we are in our seasonally softer quarters.

Q2 2011 Financial Outlook
As of February 17, 2011
* Note: Non-GAAP estimates assume exclusion of the same category of items excluded from Q4 10 non-GAAP results
Q2 11
Revenue range (up 9–11% Yr./Yr.)
$545M–555M
Non-GAAP gross margin* 61.5%–62.0%
Non-GAAP operating expenses* 45.5%–46.0%
Non-GAAP operating margin* 15.5%–16.0%
Other income/other expense ($21M)
Non-GAAP tax rate* 24%–25%
Fully diluted shares outstanding 497M–502M
Non-GAAP EPS* $0.10
Operating cash flow $90M–$100M
Capital expenditures $30M–$33M
Free cash flow $60M–$67M
© 2011 Brocade Communications Systems, Inc.

Given these planning assumptions, in Q2 11 we expect:
•Overall revenue to be $545M to $555M, flat to up 2% Qtr./Qtr. and up 9% to 11% Yr./Yr.
•Non -GAAP Gross Margins to be 61.5% to 62.0%
•Non-GAAP Operating Expenses to be 45.5% to 46.0%
•Non -GAAP Operating Margins to be 15.5% to 16.0%
•Other Income/Expense net to be approximately ($21M)
•Non -GAAP tax rate to be approximately 24% to 25%
•Diluted shares outstanding to be in a range of 497M to 502M shares
•Non -GAAP EPS to be 10 cents
•Operating Cash Flow of $90M to $100M
•Capital Expenditures of $30M to $33M
•Free Cash Flow of $60M to $67M

Financial Summary Richard Deranleau, CFO © 2011 Brocade Communications Systems, Inc. Page 33 of 41

To summarize from a financial perspective, we are pleased with a very good start to our FY 11.
We continue to be focused on delivering shareholder value by focusing on our FY11 Playbook for this year.
We are looking forward to answering your questions in the Q&A session of our conference call.

Jason Nolet
VP Data Center
and Enterprise
Networking
Live Q&A Call
February 17, 2011, 2:30PM Pacific Time
Richard
Deranleau
CFO
John McHugh
CMO
Ian Whiting
SVP WW Sales
Mike Klayko
CEO
Dave Stevens
CTO
© 2011 Brocade Communications Systems, Inc.

Prepared comments provided by Rob Eggers, Investor Relations
That concludes Brocade’s prepared comments. At 2:30 p.m. Pacific Time on February 17 Brocade will host a webcast conference call at www.brcd.com primarily devoted to answering questions submitted via email to ir@brocade.com and taken live from participants via telephone.
Thank you for your interest in Brocade.

Appendix and Reconciliations © 2011 Brocade Communications Systems, Inc. Page 35 of 41

Quarterly Net Income
GAAP/Non-GAAP Reconciliation
(In Thousands) Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
Net income on a GAAP basis 51,095 22,380 21,961 23,416 27,179
Adjustments:
Legal fees associated with indemnification obligations
and other related expenses, net
301 277 (74) (666) 124
Stock-based compensation expense 21,523 30,146 24,682 25,275 19,906
Amortization of intangible assets 34,902 30,657 30,657 30,657 30,656
Acquisition and integration costs 204 – – – –
Loss on sale of property 8,783 (47) – – –
Restructuring costs and facilities lease loss – – – 1,059 –
Legal fees associated with certain pre-acquisition litigation 299 17 13 243 77
Provision for certain pre-acquisition litigation – – 1,604 – –
Interest due to adoption of new standard 2,142 348 – – –
Income tax effect of adjustments (25,239) (21,044) (15,217) (13,975) (17,208)
Non-GAAP net income 94,010 62,734 63,626 66,009 60,734
© 2011 Brocade Communications Systems, Inc.

Adjusted EBITDA and Sr. Secured Leverage Ratio
As defined in the term credit agreement
Consolidated Senior Secured Leverage Ratio Q1 FY 10 Q2 FY 10 Q3 FY 10 Q4 FY 10 Q1 FY 11
$ Thousand Actual Actual Actual Actual Actual
Consolidated Net Income
$51,095 $22,380 $21,961 $23,416 $27,179
plus
(i) Consolidated Interest Charges
$22,073 $19,522 $22,061 $22,202 $21,546
(ii) Provision for Federal, state, local and foreign income taxes payable
$1,277 $0 $0 $5,988 $0
(iii) Depreciation and amortization expense
$51,012 $46,600 $50,493 $51,532 $52,522
(iv) Fees, costs and expenses incurred on or prior to the Acquisition Closing Date in connection with the Acquisition and the financing thereof
$0 $0 $0 $0 $0
(v) Any cash restructuring charges and integration costs in connection with the
Acquisition, in an aggregate amount not to exceed $75,000,000
$204 $0 $0 $0 $0
(vi) Non-cash restructuring charges incurred in connection with the Transaction, all as approved by Arrangers
$1,502 $1,084 $1,006 $930 $848
(vii) Other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period
(in each case of or by the Borrower and its Subsidiaries for such Measurement Period)
$8,783 ($47) $0 $574 $175
(viii) Any non-cash charges for stock compensation expense in compliance with FAS
123R and amortization of the fair value of unvested options under the Acquired
Business’ employee stock option plan assumed by the Borrower
$21,523 $30,146 $24,682 $25,275 $19,906
(ix) Legal fees and expenses relating to the Borrower’s indemnification obligations for the benefit of its former officers and directors in connection with its historical stock option litigation
$250 724 376 $22 $15
minus
(i) Federal, state, local and foreign income tax credits
$0 ($840) ($15,096) $0 $5,717
(ii) All non-cash items increasing Consolidated Net Income (in each case of or by the
Borrower and its Subsidiaries for such Measurement Period)
($3,036) ($3,127) ($4,026) ($2,212) $1,995
Consolidated EBITDA $154,683 $116,442 $101,457 $127,727 $114,479
4 Quarter Trailing Consolidated EBITDA $523,861 $520,429 $502,567 $500,309 $460,105
Consolidated Senior Secured Debt $1,041,483 $1,015,957 $989,803 $959,491 $919,312
Consolidated Senior Secured Leverage Ratio (x) 1.99 1.95 1.97 1.92 2.00
© 2011 Brocade Communications Systems, Inc.

Q1 2011 Cash and Debt Covenant
Adjusted EBITDA* Performance
(In Millions)
Strong Capital Structure
(In Millions)
Within Debt Covenant
Cash Balance**
(In Millions)
* Note: Adjusted EBITDA is as defined in the term debt credit agreement              ** Cash, equivalents and short term investments
© 2011 Brocade Communications Systems, Inc.

63%
65%
64%
65%
59%
37%
35%
36%
35%
41%
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Domestic
International

Domestic and International Reported Revenue Reported revenue on a ship-to basis © 2011 Brocade Communications Systems, Inc. Page 39 of 41

Segment Revenue Detail
Product segment as a percent of revenue
* Reallocation of SAN common hardware altered historic SAN percentages
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
SAN Business *
Directors
47% 40% 37% 39% 44%
Switches
41% 46% 49% 46% 41%
Server 12% 14% 14% 15% 15%
Ethernet Business
Chassis 61% 64% 65% 63% 58%
Stackables 39% 36% 35% 37% 42%
© 2011 Brocade Communications Systems, Inc.

Thank You www.brcd.com © 2011 Brocade Communications Systems, Inc. Page 41 of 41